SCHEDULE 14A INFORMATION
                   Consent Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement

[ ]     Confidential for use by Commission only
        (as permitted by Rule 14a-6(e)(2))

[X]     Definitive Proxy Statement

[ ]     Definitive Additional Materials

[ ]     Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12

                        Polymer Research Corp. of America
                        ---------------------------------
                     Name of Registrant Specified in Charter

                        Polymer Research Corp. of America
                        ---------------------------------
                      Name of Person Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         1)      Title of each class of securities to which transaction applies:
                 ------------------------------------------------------------

         2)      Aggregate number of securities to which transaction applies:
                 ------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1
                  ------------------------------------------------------------

         4)      Proposed maximum aggregate value of transaction:
                 ------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                                                                       ---------
         2)       Form, Schedule or Registration Statement No.:
                                                                       ---------
         3)       Filing Party:
                                                                       ---------
         4)       Date Filed:
                                                                       ---------

                        POLYMER RESEARCH CORP. OF AMERICA
                                2186 Mill Avenue
                            Brooklyn, New York 11234


                                                                  April 11, 2000


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 12, 2000


To the Shareholders of POLYMER RESEARCH CORP. OF AMERICA:

                    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Polymer Research Corp. of America ("Polymer") will be held at the offices of Polymer, 2186 Mill Avenue, Brooklyn, New York 11234 on May 12, 2000, at 10:30 A.M. for the following purposes, all as more fully set forth in the attached proxy statement:

                    1.To elect seven (7) directors of the Corporation; and

                    2.To transact such other business as may properly come before the meeting or any adjournment thereof.

           The Board of Directors has fixed the close of business on April 7, 2000, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

           Pursuant to Article 2A of Polymer's Bylaws, any nominations for directors must be made in writing and received by the Secretary of the Corporation at least 21 days prior to the Meeting. Such nominations, if any, must set forth:

                    (i) the name, age, business address, and if known, residence address of each nominee proposed in such notice, (ii) the principal occupation or employment of each such nominee and
                    (iii) the number of shares of stock of the Corporation which are beneficially owned by each such nominee.

                YOUR VOTE IS IMPORTANT. PLEASE EXECUTE AND RETURN
                 THE ENCLOSED PROXY STATEMENT WHETHER OR NOT YOU
                   INTEND TO BE PRESENT AT THE ANNUAL MEETING.

                       By Order of the Board of Directors


                       -----------------------------------
                             Anna Dichter, Secretary

                        POLYMER RESEARCH CORP. OF AMERICA
                                2186 Mill Avenue
                            Brooklyn, New York 11234


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 12, 2000


         This Proxy Statement is furnished in connection with the solicitation by the management of Polymer Research Corp. of America, a New York corporation ("Polymer"), of proxies to be voted at the Annual Meeting of Shareholders to be held at the offices of Polymer, 2186 Mill Avenue, Brooklyn, New York 11234 on May 12, 2000, at 10:30 A.M., local time, and at any adjournment thereof (the "Meeting"). This proxy statement will be mailed to shareholders on or about April 12, 2000.

         The purpose of the Meeting is to: (i) elect seven (7) directors of the Corporation; and (ii) consider such other business that may properly come before the Meeting.

         Any shareholder giving a proxy has the power to revoke it by giving notice to the Company in writing, or in open meeting before any vote is taken. The shares represented by the enclosed proxy will be voted as directed if it is properly signed and received by the Company prior to the time of the Meeting. If no direction is given in the proxy, it will be voted in favor of management's nominees.

                           Outstanding Securities and
                              Security Ownership of
                    Certain Beneficial Owners and Management
                    ----------------------------------------

         The shareholders of record of the Company's common shares at the close of business on April 7, 2000 are entitled to vote on matters to come before the Meeting. On that date, there were 1,813,644 issued and outstanding common shares. As provided in the Certificate of Incorporation, each common share is entitled to one vote.

         The following table sets forth certain information, as of December 31, 1999 with respect to each person known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock and all officers and directors:

         Name and Address                    Amount Bene-     Percentage
         Beneficial Owner                   ficially Owned     of Class
         ----------------                   --------------     --------

         Carl Horowitz                        467,914(2)          25.8%
         2719 Whitman Drive
         Brooklyn, NY 11234

         Irene Horowitz                       120,811(2)          6.7%
         2719 Whitman Drive
         Brooklyn, NY 11234

         First Wilshire Securities            198,826            11.0%
         Management Corp
         600 South Lake Street
         Pasadena, CA 91106 (1)

         All Officers and                     638,041            35.2%
         Directors as a Group
         (10 persons)
---------------

     (1) As set forth in the Schedule 13G filed in September 1998, as adjusted for subsequent stock dividends.

     (2) Includes for each of Carl and Irene Horowitz 28,375 shares owned jointly by them.

                             Executive Compensation
                             ----------------------

The following table sets forth all compensation paid for services rendered during the year ended December 31, 1999 and for the two prior years to the chief executive officer of the Company and each executive officer whose aggregate cash compensation exceeded $100,000 for the year ended December 31, 1999.

                           Summary Compensation Table
                           --------------------------


Name and
Principal                                                                Other Annual           Restricted          Other
Position                        Year       Salary         Bonus          Compensation(1)        Stock Awards        Compensation(2)
--------                        ----       ------         -----          ------------           ------------        ---------------
Carl Horowitz                   1999       $ 174,414       $       0       $ 12,812              50,000          $        0
Chief Executive Officer,        1998         170,000               0         13,323                   0                   0
President                       1997         160,000          25,000         13,236                   0              12,985

Irene Horowitz                  1999       $  164,873      $       0              0              50,000          $        0
Senior Vice President           1998          180,703              0              0                   0                   0
                                1997          158,349         10,000              0                   0              12,985

John M. Ryan                    1999       $  272,486      $       0              0              20,000           $       0
Executive Vice President        1998          276,984         12,324              0                   0                   0
                                1997          248,014              0              0              20,000               3,359

Mohan Sanduja                   1999       $  126,897      $       0              0                   0           $       0
Vice President -                1998          125,367          1,500              0                   0                    0
                                1997          117,780          1,624              0                   0               9,905



     (1) Represents life insurance premium for policy of which Dr. Horowitz has the right to designate beneficiary.

     (2) Represents amounts contributed by the Company on behalf of the named individual to the Company's profit sharing plan.

          Directors who are not employees of the Company receive a fee of $500 for each regular meeting of the Board of Directors that they attend. The Company has no committees of directors. No director attended less than 75% of the meetings of the Board.

                              Employment Agreement
                              --------------------

         Carl Horowitz has an employment agreement with the Company for a term ending May 15, 2003 at a base salary of $180,000 for 1999, with annual increases of $10,000 per year.

         On July 26, 1994, the Company entered into retirement agreements with the Company's President and Senior Vice President. The agreements set a compensation rate of 60% of the average 5 preceding year's annual compensation, payable for the remainder of each individual's life. In addition, the Company is to maintain each individual's medical benefits.


                              ELECTION OF DIRECTORS
                              ---------------------

         There are seven (7) directors to be elected. Those nominees receiving a plurality of the votes cast will be elected. It is intended that proxies received by the Proxy Committee in response to this solicitation will be voted in favor of the election of the seven persons named in the following table to be directors of the Company to hold office until the next annual meeting of the shareholders.

         The following table states the names of the nominees, their age, the present and former occupation of each nominee and the number of shares of Polymer owned by each nominee as of the record date. All are currently directors of the Company who hold office until the Meeting and until their successors are elected and qualified.


                                                                                Number of Shares
                                                                                   of Company                   Percentage of Shares
Name                                         Occupation                        Beneficially Owned                   Outstanding
----                                         ----------                        ------------------                   -----------
Carl Horowitz                  President and Chairman of the                       467,914(1)                           25.8%
                               Board of Directors of Polymer
                               since its inception in 1963.  Mr.
                               Horowitz is 76 years old.

Irene Horowitz                 Mrs. Horowitz is Senior Vice                        120,811(1)                           6.7%
                               President and Manager of New
                               Technology of Polymer. Mrs.
                               Horowitz has been a Director of
                               Polymer since 1977.  Mrs.
                               Horowitz is 76 years old.

John Ryan                      Mr. Ryan has been employed by                         49,184                             2.7%
                               the Company since 1981. In 1985,
                               Mr. Ryan became Executive Vice-
                               President-Corporate Research of
                               the Company.  Mr. Ryan has been
                               a member of the Board since 1985.
                               Mr. Ryan is 44 years old.


                                        4




                                                                                Number of Shares
                                                                                   of Company                   Percentage of Shares
Name                                         Occupation                        Beneficially Owned                   Outstanding
----                                         ----------                        ------------------                   -----------
Boris Jody                     Mr. Jody was employed by the                            -0-                               --
                               Standard Motors Corporation from
                               1952.  His last position was as
                               Assistant Executive Vice-
                               President.  Mr. Jody has been a
                               member of the Board since 1985.
                               Mr. Jody is 81 years old.  Mr. Jody
                               is a member of the Audit
                               Committee.

Mohan Sanduja                  Dr. Sanduja received his Ph.D in                       1,000                              .1%
                               chemistry from Queens University,
                               Ontario, Canada in 1972.  From
                               1979-1982, Dr. Sanduja was
                               Assistant Director of Research at
                               Polymer.  Since 1982, Dr. Sanduja
                               has been Polymer's Director of
                               Research. Dr. Sanduja has been a
                               Vice President-Research and a
                               member of the Board since 1987.
                               Dr. Sanduja is 64 years old.

Alice Horowitz                 Ms. Horowitz was employed by                          21,517                             1.2%
                               Polymer in 1980.  From 1993-
                               1996, she was Senior Vice
                               President-R&D Marketing; from
                               1982-1993, she was Vice
                               President-R&D Marketing. In
                               1998, Ms. Horowitz rejoined the
                               Company as Vice President, West
                               Coast Operations.  Ms. Horowitz is
                               39 years old.  Ms. Horowitz is a
                               member of the Audit Committee.

Terry J. Wolfgang              Mrs. Wolfgang was employed by                          3,700                             0.2%
                               Polymer from 1981 through April,
                               1989.  From 1986 through April,
                               10, 1989, she was Vice President
                               of Contracts.  Mrs. Wolfgang is an
                               attorney practicing law in New
                               York City since 1989.  Mrs.
                               Wolfgang or firms with whom she
                               has been associated were paid
                               $43,873, $16,664 and $31,227  by
                               the Company for legal services
                               during 1996, 1995 and 1994,
                               respectively.  Mrs. Wolfgang is 37
                               years old.


                                        5



                                                                                Number of Shares
                                                                                   of Company                   Percentage of Shares
Name                                         Occupation                        Beneficially Owned                   Outstanding
----                                         ----------                        ------------------                   -----------

All officers and directors as a group                                          --    638,041                            35.2%
(10 in number)
--------------

(1) Includes for each of Carl and Irene Horowitz 28,375 shares owned jointly by them.


         Carl and Irene Horowitz are husband and wife and are the parents of Alice Horowitz and Terry Wolfgang. Each disclaims beneficial ownership of shares owned by the others.

Officers

         In addition to the directors listed above, the Company has two officers. Information concerning those individuals is set forth below:


Name                            Age                             No. of Shares
----                            ---                             -------------
Anna Dichter                    84                                  1,470
Clare Chamow                    64                                   400
Harriet Finger                  57                                   420

         Anna Dichter joined the Company in 1968 as Controller. She was elected Secretary/Treasurer of the Company in 1977. Mrs. Dichter, who devotes her full time and efforts to the affairs of the Company, is in charge of maintaining the Company's books on a day-to-day basis. She is the sister of Irene Horowitz.

         Clare Chamow joined the Company in 1982. She became a Vice President in March of 1996 and is responsible for office management.

         Harriet Finger joined the Company in 1999 as a bookkeeper. She was later made controller and devotes full time to overseeing the day to day finances of the Company.

                  Stockholder Proposals for 2001 Annual Meeting
                  ---------------------------------------------

         Stockholders may present proposals for inclusion in the 2001 Proxy Statement of the Company provided they are received no later than December 12, 2000 and are in compliance with applicable Securities and Exchange Commission regulations. Stockholder nominations of persons for election as directors are subject to the notice requirements described in the Notice of Meeting.


                           Annual Report on Form 10-K
                           --------------------------

         A copy of Polymer's annual report on Form 10-K will be furnished to shareholders upon request in writing to Irene Horowitz c/o Polymer Research Corp. of America, 2186 Mill Avenue, Brooklyn, New York 11234.


Dated:            Brooklyn, New York
                  April 12, 2000

                        POLYMER RESEARCH CORP. OF AMERICA

Management Proxy                                                    Common Stock


                         ANNUAL MEETING OF SHAREHOLDERS


                  The undersigned, a shareholder of record of POLYMER RESEARCH CORP. OF AMERICA ("Corporation") on April 12, 2000, hereby appoints Carl Horowitz and Irene Horowitz or either of them proxies with full power of substitution, to vote all stock of the Corporation registered in the name of the undersigned at the Annual Meeting of Shareholders on May 12, 2000 at 10:30 A.M. and adjournments thereof (hereby revoking any prior proxies to vote or act thereat). Said proxy is directed to vote as follows:

     (1)  FOR  ___  AGAINST  ___  Each of the  following  for  directors  of the
          Corporation: Carl Horowitz - Irene Horowitz - Mohan Sanduja - Boris Jody - John M. Ryan - Alice Horowitz - Terry Wolfgang.

          To Withhold Authority to vote for any nominee, you may list them:

     (2)  Upon all other matters which may properly come before said meeting.

          MANAGEMENT RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF DIRECTORS NOMINATED BY MANAGEMENT. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN AND IF NO INSTRUCTIONS ARE GIVEN WILL BE VOTED FOR THE ELECTION OF DIRECTORS NOMINATED BY MANAGEMENT. THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT. PLEASE EXECUTE THIS PROXY AND RETURN SAME IN THE SELF-ADDRESSED, STAMPED ENVELOPE.



-----------------------------                  -----------------------------
Print Name                                     No. Shares as of April 7, 2000


-----------------------------                  -----------------------------
Signature                                      Date